SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2003

BRANDYWINE REALTY TRUST

(Exact name of issuer as specified in charter)

MARYLAND	1-9106	23-2413352

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

401 Plymouth Road, Suite 500 Plymouth Meeting, Pennsylvania 19462

(Address of principal executive offices)

(610) 325-5600

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure

On December 29, 2003, we, together with our operating partnership subsidiary, entered into an Underwriting Agreement with Bear, Stearns & Co. Inc. (the “Underwriter”) pursuant to which we agreed to sell to the Underwriter an aggregate of 2,000,000 of our 7.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest.

Item 7.	Financial Statements and Exhibits

Exhibit

1.1	Underwriting Agreement by and among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Bear, Stearns & Co. Inc. dated December 29, 2003.

3.1	Articles Supplementary relating to the Series C Preferred Shares, incorporated herein by reference to Exhibit 3.7 of the Company’s Form 8-A filed on December 29, 2003.

4.1	Form of 7.50% Series C Cumulative Redeemable Preferred Share Certificate, incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-A filed on December 29, 2003.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Preferred Shares.

10.1	Redemption and Conversion Agreement dated December 29, 2003 by and between Brandywine Realty Trust and Five Arrows Realty Securities III L.L.C.

12.1	Statement of Earnings and Combined Fixed Charges and Preferred Distributions.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

Date: December 29, 2003	By:	/s/ Gerard H. Sweeney

Gerard H. Sweeney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement by and among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Bear, Stearns & Co. Inc. dated December 29, 2003.

3.1	Articles Supplementary relating to the Series C Preferred Shares, incorporated herein by reference to Exhibit 3.7 of the Company’s Form 8-A filed on December 29, 2003.

4.1	Form of 7.50% Series C Cumulative Redeemable Preferred Share Certificate, incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-A filed on December 29, 2003.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Preferred Shares.

10.1	Redemption and Conversion Agreement dated December 29, 2003 by and between Brandywine Realty Trust and Five Arrows Realty Securities III L.L.C.

12.1	Statement of Earnings and Combined Fixed Charges and Preferred Distributions.